UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2007
COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Comerica Tower at Detroit Center
500 Woodward Avenue, MC 3391
Detroit, Michigan 48226

(Address of principal executive offices) (zip code)
(313) 222-6317

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     Comerica Incorporated, a Delaware corporation (“Comerica”), and Comerica Capital Trust II, a statutory trust formed under the laws of the State of Delaware (the “Trust”), closed on February 20, 2007 the public offering of $500,000,000 aggregate liquidation amount of 6.576% Capital Securities (the “Capital Securities”), and the Trust used the proceeds from such issuance, together with the proceeds of the issuance of the Trust’s common securities, to purchase 6.576% Capital Efficient Notes due 2082 (the “CENts”), from Comerica, pursuant to an Underwriting Agreement, dated February 13, 2007, among Comerica, the Trust, J.P. Morgan Securities Inc. Inc., as representative of the several underwriters named in Schedule 1 thereto. The Capital Securities are fully, irrevocably and unconditionally guaranteed on a subordinated basis by Comerica pursuant to a Guarantee Agreement (the “Guarantee”) between Comerica and The Bank of New York, as Guarantee Trustee. The terms of the Capital Securities are set forth in the Amended and Restated Declaration of Trust and Trust Agreement dated as of February 20, 2007, among Comerica, The Bank of New York, as Property Trustee, The Bank of New York (DE), as Delaware Trustee, the Administrative Trustee named therein and the Holders named therein (the “Trust Agreement”). The CENts were issued pursuant to an Indenture (the “Indenture”) dated July 31, 2001, between Comerica and The Bank of New York (as successor to Chase Manhattan Trust Company, National Association) as supplemented by the First Supplemental Indenture, dated February 20, 2007, between Comerica and The Bank of New York, as trustee (the “First Supplemental Indenture”). The Capital Securities, the CENts and the Guarantee have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File Nos. 333-138924 and 333-138924-01). Copies of the Underwriting Agreement, the Trust Agreement, the Indenture, the First Supplemental Indenture, the Guarantee and the related forms of securities are included as Exhibits 1.1 – 4.6 hereto, and are incorporated herein by reference.
     On February 20, 2007, in connection with the closing of the Capital Securities offering, Comerica entered into a Replacement Capital Covenant (the “RCC”), whereby Comerica agreed for the benefit of certain of its debtholders named therein that it would not cause the redemption or repurchase of the Capital Securities or the CENts unless such repurchases or redemptions are made from the proceeds of the issuance of certain qualified securities and pursuant to the other terms and conditions set forth in the RCC. A copy of the RCC is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits
     (d) Exhibits
1.1	Underwriting Agreement dated February 13, 2007, among Comerica Incorporated, Comerica Capital Trust II and the Underwriters named therein.

4.1	First Supplemental Indenture dated as of February 20, 2007 to Indenture dated as of July 31, 2001 between Comerica Incorporated and The Bank of New York (as successor to Chase Manhattan Trust Company, National Association).

4.2	Indenture dated as of July 31, 2001 between Comerica and The Bank of New York (as successor to Chase Manhattan Trust Company, National Association) (filed as Exhibit 4.1 to Comerica’s Current Report on Form 8-K dated July 31, 2001, and incorporated by reference herein).

4.3	Form of 6.576% Capital Efficient Note due 2082 (included in Exhibit 4.1).

4.4	Amended and Restated Declaration of Trust and Trust Agreement dated as of February 20, 2007, among Comerica Incorporated; The Bank of New York, as Property Trustee; The Bank of New York (DE), as Delaware Trustee; the Administrative Trustee named therein; and the Holders named therein.

4.5	Form of 6.576% Capital Security (included in Exhibit 4.3).

4.6	Guarantee Agreement dated as of February 20, 2007, between Comerica Incorporated and The Bank of New York.

5.1	Opinion of Robert W. Spencer, Jr., Esq. dated February 20, 2007.

5.2	Opinion of Richards, Layton & Finger, P.A. dated February 20, 2007.

8.1	Opinion of Wachtell, Lipton, Rosen & Katz dated February 20, 2007 as to tax matters.

99.1	Replacement Capital Covenant dated as of February 20, 2007 executed by Comerica Incorporated.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

By:	/s/ Jon W. Bilstrom

Name:	Jon W. Bilstrom
Title:	Executive Vice President-Governance,
Regulatory Relations and Legal Affairs,
and Secretary
Date: February 21, 2007

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated February 13, 2007, among Comerica Incorporated, Comerica Capital Trust II and the Underwriters named therein.

4.1	First Supplemental Indenture dated as of February 20, 2007 to Indenture dated as of July 31, 2001 between Comerica Incorporated and The Bank of New York (as successor to Chase Manhattan Trust Company, National Association).

4.2	Indenture dated as of July 31, 2001 between Comerica and The Bank of New York (as successor to Chase Manhattan Trust Company, National Association) (filed as Exhibit 4.1 to Comerica’s Current Report on Form 8-K dated July 31, 2001, and incorporated by reference herein).

4.3	Form of 6.576% Capital Efficient Note due 2082 (included in Exhibit 4.1).

4.4	Amended and Restated Declaration of Trust and Trust Agreement dated as of February 20, 2007, among Comerica Incorporated; The Bank of New York, as Property Trustee; The Bank of New York (DE), as Delaware Trustee; the Administrative Trustee named therein; and the Holders named therein.

4.5	Form of 6.576% Capital Security (included in Exhibit 4.3).

4.6	Guarantee Agreement dated as of February 20, 2007, between Comerica Incorporated and The Bank of New York.

5.1	Opinion of Robert W. Spencer, Jr., Esq. dated February 20, 2007.

5.2	Opinion of Richards, Layton & Finger, P.A. dated February 20, 2007.

8.2	Opinion of Wachtell, Lipton, Rosen & Katz dated February 20, 2007 as to tax matters.

99.1	Replacement Capital Covenant dated as of February 20, 2007 executed by Comerica Incorporated.